Right-of-use asset	6 Months Ended
Jun. 30, 2019
Right-of-use asset
Right-of-use asset

8.Right-of-use asset

Right-of-use assets are depreciated over the shorter period of lease term and useful life of the underlying asset. If a lease transfers ownership of the underlying asset or the cost of the right-of-use asset reflects that the Group expects to exercise a purchase option, the related right-of use asset is depreciated over the useful life of the underlying asset. The depreciation starts at the commencement date of the lease.

There were no onerous lease contracts that would require an adjustment to the right-of-use assets at the date of initial application.

Figures in million - SA rand	Six months ended
Jun 2019
Impact of adopting IFRS 16 on 1 January 2019	302.0
Right-of-use asset acquired on acquisition of subsidiaries	133.3
Amortisation	(47.2)
Transfers and other movements	(5.7)
Foreign currency translation	(0.1)
Carrying value at end of the period	382.3